          The security represented by this certificate was originally issued on August 16, 1999, and has not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred, sold or pledged without registration under the Act, unless otherwise exempt from such registration requirements. The transfer of such security is subject to the conditions specified in the Series B Preferred Stock Purchase Agreement, dated as of August 6, 1999 as amended and modified from time to time, between the issuer hereof (the "Company") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.

                               LATITUDE 90, INC.

                             STOCK PURCHASE WARRANT
                             ----------------------


Date of Issuance:  August 16, 1999             Certificate No. W-2


          FOR VALUE RECEIVED, LATITUDE 90, INC., a California corporation (the "Company"), hereby grants to DigaComm, L.L.C. or its registered assigns (the "Registered Holder") the right to purchase from the Company 530,946 shares of Common Stock, at a price per share of $3.53 (as adjusted from time to time in accordance herewith, the "Exercise Price"). This Warrant (the "Warrant") is issued pursuant to the terms of the Series B Preferred Stock Purchase Agreement, dated as of August 6, 1999 (the "Purchase Agreement"), between the Company and DigaComm, L.L.C. Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          This Warrant is subject to the following provisions:

          Section 1.  Exercise of Warrant.
                      -------------------

          1A.  Exercise Period.  The Registered Holder may exercise, in whole or
               ---------------
in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including August 6, 2004 (the "Exercise Period").

          1B. Exercise Procedure.
               ------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

                (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                (b) this Warrant;

                (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II
                                                                   ----------
  hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

                (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of debt or equity securities of the Company having a Market Price equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice (provided no such notice is required if there is an automatic conversion pursuant to Section 3 hereof) to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant) (a "Cashless Exercise").

          (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

          (vi) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (vii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock issuable upon the exercise of the Warrant. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges except those incurred or imposed by the Registered Holder. The Company shall take all such actions as may be reasonably necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall from time to time take all such action as may be necessary to assure that the par value of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

          1C.   Exercise Agreement.  Upon any exercise of this Warrant, the
                ------------------
Exercise Agreement shall be substantially in the form set forth in Exhibit I
                                                                   ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

          1D.   Fractional Shares.  If a fractional share of Common Stock would,
                -----------------
but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

          Section 2.  Dilution Protection.
                      -------------------

          2A.   Record Date.  If the Company takes a record of the holders of
                -----------
Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, options or in convertible securities or (ii) to subscribe for or purchase Common Stock, options or convertible securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          2B.   Subdivision or Combination of Common Stock.  If the Company at
                ------------------------------------------
any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          2C.   Reorganization, Reclassification, Consolidation, Merger or Sale.
                --------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of the Warrant representing a majority of the Common Stock obtainable upon exercise of all of the Warrant then outstanding) to insure that each of the Registered Holders of the Warrant shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonbly satisfactory to the Registered Holders of the Warrant representing a majority of the Common Stock obtainable upon exercise of all Warrant then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to the Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrant based on the relative value of the Common Stock and the common stock of the successor entity or purchasing entity). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the Registered Holders of the Warrant representing a majority of the Common Stock obtainable upon exercise of all of the Warrant then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          2D.   Certain Events.  If any event occurs of the type contemplated by
                --------------
the provisions of this Section 2 but not expressly provided for by such provisions or definition (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors in its reasonable judgment shall make an appropriate adjustment in the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrant.

          2E.   Notices.
                -------

          (i) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (ii) The Company shall give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

          Section 3.  Automatic Conversion
                      --------------------

          3A.   This Warrant shall automatically be converted into shares of
Common Stock (based on a Cashless Exercise) immediately upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of Common Stock for the account of the Company in which the aggregate gross proceeds received by the Company at the public offering price equals or exceeds Twenty Million Dollars ($20,000,000) with price per share equal to or exceeding the product of 2.5 times the then existing Series B Convertible Preferred Stock Conversion Price (as defined in the Company's articles of incorporation), and the obligation of the underwriters with respect to which is that if any of the securities being offered are purchased, all such securities must be purchased (a "Qualified Public Offering").

          3B.   Upon the occurrence of a Qualified Public Offering, the Warrant shall be converted automatically without any further action by the Registered Holder and whether or not the Warrant is surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the Warrant is either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that the Warrant has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Warrant. Upon the occurrence of such automatic conversion of the Warrant, the Registered Holder shall surrender the Warrant at the office of the Company or its transfer agent. Thereupon, there shall be issued and delivered to such Registered Holder promptly at such office and in its name as shown on such surrendered Warrant, a certificate or certificates for the number of shares of Common Stock into which the Warrant surrendered was convertible on the date on which such automatic conversion occurred.

          Section 4.  Definitions.  The following terms have meanings set forth
                      -----------
below:

          "Common Stock" means the Company's Common Stock, par value $.01 per
           ------------
share, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company; provided that with respect to the shares of Common Stock issuable upon the exercise of this Warrant, "Common Stock" means the Company's Common Stock, par value $.01 per share.

          "Market Price" means as to any security the average of the closing
           ------------
prices of such security's sales on the principal domestic securities exchange on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading.
If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of the Warrant representing a majority of the Common Stock purchasable upon exercise of all of the Warrant then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of the Warrant representing a majority of the Common Stock purchasable upon exercise of all of the Warrant then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrant, and the fees and expenses of such appraiser shall be paid by the Company.

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

          Section 5  No Voting Rights; Limitations of Liability.  This Warrant
                     ------------------------------------------
shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

          Section 6  Warrant Transferable.  Subject to the transfer conditions
                     --------------------
referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.
   ----------

          Section 7  Warrant Exchangeable for Different Denominations.  This
                     ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrant of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrant shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrant representing portions of the rights hereunder are referred to herein as the "Warrant."

          Section 8  Replacement.  Upon receipt of evidence reasonably
                     -----------
satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          Section 9  Notices.  Except as otherwise expressly provided herein,
                     -------
all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

          Section 10.  Amendment and Waiver.  Except as otherwise provided
                       --------------------
herein, the provisions of the Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrant representing a majority of the shares of Common Stock obtainable upon exercise of the Warrant; provided that no such action may change the Exercise Price of the Warrant or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrant representing at least a majority of the shares of Common Stock obtainable upon exercise of the Warrant.

          Section 11  Descriptive Headings; Governing Law.  The descriptive
                      -----------------------------------
headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.


                             *      *      *      *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                LATITUDE 90, INC.


                                By ____________________________
                                   Name:
                                   Title:



Attest:


-------------------------
Secretary

                                                                       EXHIBIT I


                               EXERCISE AGREEMENT
                               ------------------


To:                                 Dated:


          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                    Signature ____________________

                                    Address ______________________


                                                                      EXHIBIT II

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, _____________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee          Address                     No. of Shares
-----------------          -------                     -------------



Dated:                          Signature  _______________________

                                           _______________________

                                Witness    _______________________